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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 19, 1999

                              LIFECELL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

      Delaware                  01-19890                     76-0172936
  (State Or Other             (Commission                  (IRS Employer
  Jurisdiction Of              File Number)               Identification No.)
   Incorporation) ........................................................

                               One Millennium Way
                          Branchburg, New Jersey 08876
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (908) 947-1100
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Item 5.  Other Events.

         On November 22, 1999, LifeCell Corporation issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         99.1 Press release dated November 22, 1999.




























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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LIFECELL CORPORATION

                                                By: /s/ Fenel Eloi
                                                   ---------------------------
                                                    Fenel Eloi
                                                    Senior Vice President

Date: November 22, 1999









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